UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 24, 2009 (November 24, 2009)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia	22042-4513
( Address of Principal Executive Offices)	(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 24, 2009, the U.S. Court of Appeals for the Federal Circuit denied the company’s petition for rehearing of the Federal Circuit’s prior decision sustaining the government’s default termination of the A-12 aircraft contract.

The company disagrees with this most recent ruling and continues to believe that the government’s default termination was not justified. The company also believes that the ruling provides significant grounds for appeal, and intends to petition the U.S. Supreme Court for review.

A copy of a press release issued by the company regarding the decision is being furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits (furnished only)

99.1    General Dynamics press release dated November 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/S/ JOHN W. SCHWARTZ
John W. Schwartz
Vice President and Controller
(Authorized Officer and Chief Accounting Officer)

Dated: November 24, 2009

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